UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/23/2013

Stereotaxis, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50884

Delaware	94-3120386
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

4320 Forest Park Avenue, Suite 100, St. Louis, MO 63108
(Address of principal executive offices, including zip code)

314-678-6100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On October 23, 2013, Stereotaxis, Inc. (the "Company") issued a press release (the "Press Release") setting forth its preliminary financial results for the third quarter of fiscal year 2013. A copy of the Press Release is being filed as Exhibit 99.1 hereto, and the statements contained therein are incorporated by reference herein.

In accordance with General Instruction B.2. of Form 8-K, the information contained in Item 2.02 and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.    Other Events

Pursuant to the Press Release, on October 23, 2013, the Company announced the following Third Quarter 2013 Preliminary Financial Results:

Total revenue of approximately $10.6 million to $11.1 million, with system revenue between $4.4 million and $4.6 million and recurring revenue of approximately $6.2 million to $6.5 million

One new Niobe system order added to backlog with an estimated ending capital backlog of $5.2 million to $5.6 million

Utilization decline of about 11% from the prior year third quarter and 12% from the 2013 second quarter

Operating expenses of between $8.2 million and $8.6 million

Non-cash mark-to-market expense primarily related to recent capital transactions with convertible note holders and other equity investors of approximately $50 million

Cash and cash equivalents of approximately $8.4 million at September 30, 2013 and an estimated quarterly cash burn of $1.0 million to $2.0 million

The financial results in the Press Release are preliminary and subject to change pending the Company's announcement of definitive results for the third quarter of 2013 and the filing of its Form 10-Q for the third quarter of 2013, which are scheduled for release in November. The preliminary financial results presented in the Press Release are based solely upon information available to the Company as of the date of this release, are not a comprehensive statement of the Company's financial results or positions as of or for the three months ended September 30, 2013, and are subject to change pending the Company's announcement of definitive financial results.

Item 9.01.    Financial Statements and Exhibits

(d)        Exhibits:

99.1        Stereotaxis, Inc. Press Release dated October 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stereotaxis, Inc.

Date: October 23, 2013	By:	/s/ Karen Witte Duros
Karen Witte Duros
Sr. Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Stereotaxis, Inc. Press Release dated October 23, 2013